Note 18 - Related Party Transactions	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

Note 18 – Related Party Transactions

Lee’s Holdings

As of January 9, 2023, Lee’s Holdings’ beneficial ownership of our issued and outstanding shares of common stock was approximately 14%. As of December 31, 2024 and 2023, Lee’s Holdings’ beneficial ownership of our issued and outstanding shares of common stock was de minimis and approximately 2%, respectively.

We entered into the following transactions with Lee’s Holdings during 2024 and 2023:

●	On January 12, 2024, we entered into a License, Development and Commercialization Agreement with Lee’s (HK) effective as of January 7, 2024. We may receive up to $3.1 million in potential upfront pre-development, development, clinical, and regulatory milestone payments and up to $135.25 million in sales milestone payments. We are also entitled to receive a low double-digit percentage of Lee’s (HK) non-royalty sublicense income. (See, “Note 17 - Collaboration, Licensing and Research Funding Agreements – Lee’s Pharmaceutical (HK) Ltd.”);

●

On August 17, 2022, we entered into the A&R License Agreement, with Lee’s (HK) and Zhaoke, effective as of August 9, 2022. We may receive up to $78.9 million in potential clinical, regulatory, and commercial milestone payments under the A&R License Agreement. We are also entitled to receive a low double-digit percentage of Licensee’s non-royalty sublicense income (See, “Note 17 - Collaboration, Licensing and Research Funding Agreements – Lee’s Pharmaceutical (HK) Ltd.”); and

●	In March 2020, we entered into the Term Sheet with Lee’s (HK), pursuant to which Lee’s (HK) had agreed to provide financing for the development of AEROSURF. In August 2020, we entered into the PF Agreement with Lee’s (HK), formalizing the terms of the Term Sheet, under which we received payments of $1.0 million in 2021. As of December 31, 2024 and 2023, the liability balance related to the payments under the PF Agreement was $3.8 million and is recorded in other liabilities. The liability will remain on the balance sheet until we repay such amounts as a result of any revenues and payments received by us for any sale, divestiture, license or other development and/or commercialization of the KL4/AEROSURF patent portfolio. No further amounts are due under the PF Agreement as of December 31, 2024 (See, “Note 17 - Collaboration, Licensing and Research Funding Agreements – Lee’s Pharmaceutical (HK) Ltd.”).

Panacea Venture Management Company Ltd.

As of January 9, 2023, Panacea Venture Management Company Ltd.’s, or Panacea’s, beneficial ownership of our issued and outstanding shares of common stock was approximately 9%. As of December 31, 2024 and 2023, Panacea’s beneficial ownership of our issued and outstanding shares of common stock was de minimis and  1%, respectively.

James Huang is a founding and Managing Partner of Panacea. In connection with the CVie Acquisition in December 2018, Mr. Huang was appointed as a director and Chairman of our Board. In April 2023, Mr. Huang resigned from this position.

On February 21, 2023, we entered into a warrant exercise inducement offer letter with Panacea Venture Healthcare Fund I, L.P., a related party of Panacea and a holder of certain of the February 2023 Existing Warrants. Pursuant to the terms of the inducement letter, we agreed to amend the February 2023 Existing Warrants by lowering the exercise price of the February 2023 Existing Warrants to $6,354.00 per share. Additionally, Panacea agreed to exercise for cash all of their February 2023 Existing Warrants to purchase an aggregate of 25 shares of common stock in exchange for our agreement to issue to Panacea new warrants to purchase up to an aggregate of 49 shares of common stock. We received aggregate gross and net proceeds of approximately $0.2 million and $0.1 million, respectively, from the exercise of the February 2023 Existing Warrants by Panacea (See, “Note 15 - Mezzanine Equity and Stockholders’ Equity”).